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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-48996) pertaining to the Stock Option Plan of eDiets.com, Inc. of our report dated February 1, 2002, with respect to the consolidated financial statements of eDiets.com, Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 2001.


                                                  /S/ ERNST & YOUNG LLP



West Palm Beach, Florida
March 20, 2002